iShares®

iShares, Inc.

iShares Trust

iShares U.S. ETF Trust

Supplement dated January 13, 2022 (the “Supplement”)

to the Statement of Additional Information (the “SAI”)

for each series of iShares, Inc., iShares Trust and iShares U.S. ETF Trust

(each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

The following changes went effective on January 1, 2022.

As of January 1, 2022, John E. Kerrigan replaced Cecilia H. Herbert as Independent Board Chair. Cecilia H. Herbert replaced John E. Kerrigan as Chair and as a member of the Equity Plus Committee and Nominating and Governance Committee respectively, and as a member of the Audit Committee. All references throughout each Fund’s SAI are amended accordingly.

For iShares Trust and iShares U.S. ETF Trust, the first paragraph of the section of each Fund’s SAI entitled “Management—Remuneration of Trustees and Advisory Board Members” shall be deleted in its entirety and replaced with the following:

Effective January 1, 2022, each current Independent Trustee is paid an annual retainer of $425,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member. The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of each of the Audit Committee and Risk Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).

For iShares, Inc., the first paragraph of the section of each Fund’s SAI entitled “Management—Remuneration of Directors and Advisory Board Members” shall be deleted in its entirety and replaced with the following:

Effective January 1, 2022, each current Independent Director is paid an annual retainer of $425,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member. The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of each of the Audit Committee and Risk Committee is paid an additional annual retainer of $40,000. Each Independent Director that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Director’s service on the boards of certain Mauritius-based subsidiaries).

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-SUPP-SAIS-0122

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE